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                                                                    EXHIBIT 10.1



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                               PURCHASE AGREEMENT

                             Dated as of May 7, 1998

                                  By and Among

                       BENEDEK COMMUNICATIONS CORPORATION,

                                   as Issuer,

                                       and

                            TD SECURITIES (USA) INC.,

                                       and

                          BT ALEX. BROWN INCORPORATED,

                              as Initial Purchasers



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                                 100,000 SHARES

                   11 1/2% SENIOR EXCHANGEABLE PREFERRED STOCK





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                       BENEDEK COMMUNICATIONS CORPORATION

                                  $100,000,000
          100,000 SHARES OF 11 1/2% SENIOR EXCHANGEABLE PREFERRED STOCK

                               PURCHASE AGREEMENT





                                                                     May 7, 1998



TD SECURITIES (USA) INC.
31 West 52nd Street
New York, New York  10019-6101

BT ALEX. BROWN INCORPORATED
Bankers Trust Plaza
130 Liberty Street, 30th Floor
New York, New York 10006

Ladies and Gentlemen:

               Benedek Communications Corporation, a Delaware corporation (the "Company") hereby confirms its agreement with you (the "Initial Purchasers"), as set forth below.

               1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell severally to the Initial Purchasers 100,000 shares (the "Shares") of its 11 1/2% Senior Exchangeable Preferred Stock, par value $0.01 per share (the "Preferred Stock"), which will be mandatorily redeemable on May 15, 2008, as set forth in the Certificate of Designation of the Company relating to the Preferred Stock (the "Certificate of Designation"), and will be exchangeable, in whole but not in part, at the option of the Company, into 11 1/2% Exchange Debentures due 2008 (the "Exchange Debentures") to be issued, if applicable, pursuant to an indenture to be dated as of the date of such exchange (the "Exchange Indenture").

               The Shares will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemptions therefrom or in transactions not subject to the registration requirements thereof, including sales by the Initial Purchasers made outside the United States in reliance on Regulation S under the Securities Act and in the United States to "qualified institutional buyers" ("QIBs") as defined in and in reliance on Rule 144A under the Securities Act.




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                                       2




               In connection with the sale of the Shares, the Company has prepared a preliminary offering memorandum dated as of April 28, 1998, and a final offering memorandum dated as of the date hereof (collectively, the "Offering Memorandum").

               The Initial Purchasers and their direct and indirect transferees of the Shares will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Company agrees, among other things, to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Shares and the Exchange Debentures (as defined in the Registration Rights Agreement), as applicable, under the Securities Act.

               Capitalized terms not otherwise defined in this Agreement are used as defined in the Certificate of Designation. The following capitalized terms are defined as follows: (a) "Material Adverse Effect" means a material adverse effect upon (i) the business, operations, properties, assets, financial condition or prospects of the Company or (ii) the ability of the Company to execute, deliver or perform its obligations under any Transaction Document; and
(b) "Transaction Documents" means this Agreement, the Registration Rights Agreement, the Certificate of Designation, the Shares, the Exchange Indenture and the Exchange Debentures.

               2. Representations and Warranties. (a) The Company represents and warrants to and agrees with the Initial Purchasers that:

                      (i) Neither the Offering Memorandum nor any amendment or
               supplement thereto as of the date thereof and at all times subsequent thereto up to the Closing Date (as defined in Section 3 below) contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this Section 2(a)(i) do not apply to statements or omissions made in reliance upon and in conformity with information relating to the Initial Purchasers furnished to the Company in writing by the Initial Purchasers, expressly for use in the Offering Memorandum or any amendment or supplement thereto.

                      (ii) As of the Closing Date and after giving effect to the
               Offering the Company will have the authorized, issued and outstanding capitalization set forth in the Offering Memorandum.

                      (iii) All of the outstanding shares of capital stock of
               the Company are or will be on the Closing Date fully paid and nonassessable. The Company does not and will not on the Closing Date have outstanding any (i) securities





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                                       3


               convertible or exchangeable for its capital stock or (ii) rights to subscribe for or to purchase any of its capital stock or options providing for the purchase of, or agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock except for warrants to purchase shares of Class A Common Stock of the Company as described in the Offering Memorandum under "Description of Capital Stock--Warrants." The Company has no direct or indirect subsidiaries other than Benedek Broadcasting Corporation, a Delaware corporation, and its wholly owned subsidiary, Benedek License Corporation.

                      (iv) The Company is a corporation duly organized, validly
               existing and in good standing under the laws of Delaware. The Company has all requisite power and authority to own and operate its properties and to carry on its business as now conducted and as described in the Offering Memorandum, and is duly qualified as a foreign corporation in all jurisdictions in which it is doing business, except where the failure to be so qualified or in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                      (v) The Company has all requisite corporate power and
               authority to execute, deliver and carry out the terms and provisions of the Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Transaction Documents to which it is a party.

                      (vi) The Shares have been duly authorized by the Company
               and, when issued and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights.

                      (vii) The Exchange Debentures, if issued, will have
               substantially the terms set forth in the Offering Memorandum and will have been duly authorized by the Company and, when executed, authenticated and delivered in exchange for all, but not less than all, of the then outstanding Shares in accordance with the terms of the Certificate of Designation, (x) will be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, excepts as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and by equitable principles of general applicability ("Bankruptcy and Equity") and (y) will be entitled to the benefits of the Exchange Indenture.






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                                       4



                      (viii) The Certificate of Designation creating the
               Preferred Stock, the proposed form of which has been furnished to you, will have been duly filed with the Secretary of State of the State of Delaware and with all other offices where such filings are required, on or before the Closing Date.

                      (ix) The Exchange Debentures have been duly authorized by
               the Company and, when issued and delivered by the Company in exchange for the Shares, will be validly issued, fully paid and non-assessable and will not be subject to any preemptive or similar rights.

                      (x) When executed and delivered by the Company on the
               Closing Date (assuming the due authorization, execution and delivery by the Initial Purchasers), the Registration Rights Agreement will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except that (A) the enforcement thereof may be subject to Bankruptcy and Equity and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws. This Agreement has been duly executed and delivered by the Company.

                      (xi) The Company is not (i) in violation of its
               certificate of incorporation or bylaws, (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, or (iii) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, permit, certificate, contract or other agreement or instrument to which it is a party or to which its properties or assets are subject (collectively, "Contracts"), except for any such breach, default, violation or event in each case of (i), (ii) or (iii) which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                      (xii) No consent, approval, authorization or order of any
               court or governmental agency or body or any third party is required for the issuance and sale by the Company of the Shares to the Initial Purchasers, the execution, delivery and performance of the Transaction Documents by the Company or the consummation by the Company of the other transactions contemplated hereby or thereby, except (i) such as have been obtained and such as may be required under state securities or "Blue Sky" laws, or under the laws of any jurisdiction outside the United States in connection with the purchase and resale of the Shares by the Initial Purchasers, (ii) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, (iii) the registration of the Shares or the Exchange Debentures under the Securities Act as contemplated by





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                                       5



               the Registration Rights Agreement or (iv) consents of the lenders under the Amended and Restated Credit Agreement of the Company to the execution, delivery and performance of the Exchange Indenture and the Exchange Debentures. The issuance and sale of the Shares to the Initial Purchasers, the execution, delivery and performance by the Company of the Transaction Documents, the consummation by the Company of the transactions contemplated hereby and thereby will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the certificate of incorporation or bylaws of the Company, (ii) the terms or provisions of any Contract, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws and assuming the accuracy of the representations and warranties of the Initial Purchasers in
               Section 8 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of its properties or assets, except for any such conflict, breach or violation in each case which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                      (xiii) The financial statements of the Company included in the Offering Memorandum have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial and statistical data in the Offering Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein. McGladrey & Pullen, LLP (the "Independent Accountants") is an independent public accounting firm within the meaning of the Securities Act.

                      (xiv) The pro forma financial statements (including the
               notes thereto) of the Company and the other pro forma financial information of the Company included in the Offering Memorandum
               (i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
               (ii) have been prepared in all material respects in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and (iii) have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial data and other pro forma financial information included in the Offering Memorandum are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.




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                                       6



                      (xv) There is not pending or, to the knowledge of the
               Company, threatened any action, suit, proceeding, inquiry or investigation to which the Company, or to which the property or assets of the Company is subject, before or brought by any court, arbitrator or governmental agency or body which, if determined adversely to the Company, could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Shares to be sold hereunder or the consummation of the other transactions described in the Offering Memorandum. There are no legal or governmental proceedings involving or affecting the Company or any of its properties or assets which would be required to be described in a prospectus filed pursuant to the Securities Act that are not described in the Offering Memorandum, nor are there any material contracts or other documents which would be required to be described in a prospectus filed pursuant to the Securities Act that are not described in the Offering Memorandum.

                      (xvi) The Company possesses all licenses, permits,
               certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including the Federal Communications Commission), all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its businesses as now or proposed to be conducted as set forth in the Offering Memorandum ("Permits"), except where the failure to obtain such Permits could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; the Company has materially fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and the Company has not received any notice of any proceeding relating to revocation or modification of any such Permit, except where such revocation or modification could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                      (xvii) Since the date of the most recent financial
               statements appearing in the Offering Memorandum, except as described therein, (i) the Company has not incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the business, operations, properties, assets, financial condition or prospects of the Company, (ii) the Company has not purchased any of its outstanding capital stock, nor




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                                       7





               declared, paid or otherwise made any dividend or distribution of any kind on its capital stock and (iii) there has not been any material change in the capital stock or long-term indebtedness of the Company.

                      (xviii) The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon; except as to taxes being contested in good faith, or where the failure to pay any such taxes would not, individually or in the aggregate, have a Material Adverse Effect, other than tax deficiencies which the Company is contesting in good faith and for which the Company has provided adequate reserves in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Company which would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                      (xix) The proceeds from the issuance and sale of the
               Shares will be used solely for the purposes specified in the Offering Memorandum. None of such proceeds will be used for the purpose of purchasing or carrying any Margin Stock with the meaning of the applicable provisions of Regulation G, T, U or X or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry Margin Stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of the applicable provisions of Regulation G, T, U or X. The issuance and sale of the Shares as contemplated in the Offering Memorandum, the application of the proceeds thereof by the Company will comply with Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

                      (xx) The Company has good and marketable title to all
               personal property described in the Offering Memorandum as being owned by it and good and marketable title to a leasehold interest in the personal property described in the Offering Memorandum as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except as described in the Offering Memorandum or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. All leases, contracts and agreements to which the Company is a party or by which any of them is bound are valid and enforceable against the Company, and, to the Company's knowledge, are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and except as such enforceability may be limited by Bankruptcy and Equity. The Company owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names,





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                                       8



               copyrights and know-how necessary to materially conduct the businesses now or proposed to be operated by them as described in the Offering Memorandum, and the Company has not received any notice of infringement of (or knows of any such infringement of) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement were sustained, could reasonably be expected, individually or the aggregate, to have a Material Adverse Effect.

                      (xxi) Except as described in the Offering Memorandum and
               except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) the Company is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (B) the Company has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, or, to the knowledge of the Company, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company, threatened against the Company under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company,
               (E) the Company has not received any notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any comparable state law and (F) no property or facility of the Company is (i) listed or proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

                      For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and






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                                       9



               above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

                      (xxii) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company which is pending or, to the knowledge of the Company, threatened, except for any such strike, labor dispute, slowdown or work stoppage which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

                      (xxiii) The Company carries insurance in such amounts and
               covering such risks as in its reasonable determination is adequate for the conduct of its business and the value of its properties.

                      (xxiv) Except as described in the Offering Memorandum, the
               Company is not liable for any prohibited transaction within the meaning of Section 4975(c) of the Internal Revenue Code of 1986, as amended (the "Code") or Part 4, of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or an accumulated funding deficiency within the meaning of Section 412 of the Code or Section 302 of ERISA or funding deficiency or any complete or partial withdrawal liability (within the meaning of Section 4201 of ERISA) with respect to any pension, profit sharing or other plan which is subject to ERISA, to which the Company makes or ever has made a contribution and in which any employee of the Company is or has been a participant which, individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. With respect to such plans, the Company is in compliance in all material respects with all applicable provisions of ERISA except where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                      (xxv) The Company (i) makes and keeps accurate books and
               records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                      (xxvi) The Company is not an "investment company" or a
               company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, without taking into account the number of holders of securities of the Company or any company "controlling" the




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                                       10



               Company. The Company is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                      (xxvii) The Shares, the Exchange Debentures, the Exchange
               Indenture and the Registration Rights Agreement will conform in all material respects to the descriptions thereof in the Offering Memorandum.

                      (xxviii) No holder of securities of the Company will be
               entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

                      (xxix) Immediately after the consummation of the
               transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of the Company will exceed the sum of its stated liabilities and identified contingent liabilities; the Company is not and will not be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

                      (xxx) Neither the Company nor any of its Affiliates (as
               defined in Rule 501(b) of Regulation D under the Securities Act) has directly, or through any agent or other person acting on its or their behalf (other than the Initial Purchasers or any Affiliate of either Initial Purchaser, as to which no representation is made), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) which is or could be integrated with the sale of the Shares in a manner that would require the registration under the Securities Act of the Shares or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Shares or in any manner involving a public offering within the meaning of
               Section 4(2) of the Securities Act. Assuming the accuracy of the representations and warranties of the Initial Purchasers in
               Section 8 hereof and compliance by the Initial Purchasers with the procedures set forth in Section 4 hereof, it is not necessary in connection with the offer, sale and delivery of the Shares to the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum to register any of the Shares under the Securities Act.




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                                       11


                      (xxxi) No securities of the Company are (i) of the same
               class (within the meaning of Rule 144A under the Securities Act) as the Shares and (ii) (a) listed on a national securities exchange registered under Section 6 of the Exchange Act or (b) quoted in a U.S. automated inter-dealer quotation system (as such term is used in the Exchange Act).

                      (xxxii) None of the Company or any of its Affiliates has
               taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Shares.

                      (xxxiii) None of the Company or any of its Affiliates has
               directly or through any agent or other person acting on its or their behalf (other than the Initial Purchasers or any Affiliate of either Initial Purchaser, as to which no representation is made) engaged in any directed selling efforts (as that term is defined in Regulation S under the Securities Act ("Regulation S")) with respect to the Shares; the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers or any Affiliate of either Initial Purchaser, as to which no representation is made) have complied with the offering restrictions requirement of Regulation S; provided that no representation is made as to the Initial Purchasers or any Affiliate of either Initial Purchaser.

                      (xxxiv) The Company has not engaged or retained any
               person, other than the Initial Purchasers as the Initial Purchasers, to act as a financial advisor, underwriter or placement agent in connection with the issuance of the Shares and, except for the discount and expenses payable in connection with the issuance of the Shares as described in the Offering Memorandum, no person has the right to receive a material amount of financial advisory, underwriting, placement, finder's or similar fees in connection with, or as a result of, the issuance of the Shares and the purchase of the Shares by the Initial Purchasers or the consummation of the other transactions contemplated hereby.

               3. Purchase, Sale and Delivery of the Shares. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers, acting severally and not jointly, agree to purchase the Shares in the respective numbers of shares set forth on Schedule 1 hereto from the Company at a purchase price of $1,000 per share, less an underwriting spread of 3.5% per share. One or more certificates in definitive form for the Shares that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Company at least one business day




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                                       12



prior to the Closing Date, shall be delivered by or on behalf of the Company to the Initial Purchasers, against payment by or on behalf of the Initial Purchasers of the purchase price therefor by wire transfer (same day funds) to such account or accounts as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Shares shall be made at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York at 9:00 a.m., New York time, on May 14, 1998, or at such other place, time or date not later than June 1, 1998 as the Initial Purchasers, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Shares available for checking and packaging by the Initial Purchasers at the offices of TD Securities (USA) Inc. in New York, New York, or at such other place as TD Securities (USA) Inc. may designate, at least 24 hours prior to the Closing Date.

               4. Offering by the Initial Purchasers. The Initial Purchasers propose to make an offering of the Shares at the price and upon the terms set forth herein and in the Offering Memorandum, as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchasers is advisable.

               5. Covenants of the Company. (a) The Company covenants and agrees with the Initial Purchasers that:

                      (i) The Company will not amend or supplement the Offering
               Memorandum or any amendment or supplement thereto of which the Initial Purchasers shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchasers shall not have given their consent. The Company will promptly, upon the reasonable request of the Initial Purchasers or counsel for the Initial Purchasers, make any amendments or supplements to the Offering Memorandum that may be necessary or advisable in connection with the resale of the Shares by the Initial Purchasers.

                      (ii) The Company will cooperate with the Initial
               Purchasers in arranging for the qualification of the Shares for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Initial Purchasers may reasonably designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Shares; provided, however, that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to take any other action that would subject either of them to service of process in suits in any jurisdiction other than that arising out of the offering or sale of the Shares in such jurisdiction, or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

                      (iii) At any time prior to the earlier of (i) 365 days
               from the Closing Date and (ii) the completion of the distribution by the Initial Purchasers of the Shares during which a Shelf Registration Statement for the sale of such Shares is not effective under the Securities Act pursuant to the Registration Rights Agreement if any event occurs or information becomes known as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it is necessary at any time to amend or supplement the Offering Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchasers thereof and will prepare, at the expense of the Company, an amendment or supplement to the Offering Memorandum that corrects such statement or omission or effects such compliance.

                      (iv) The Company will, without charge, provide to the
               Initial Purchasers, and to counsel for the Initial Purchasers, as many copies of the Offering Memorandum or any amendment or supplement thereto as the Initial Purchasers may reasonably request.

                      (v) The Company will apply the net proceeds from the sale
               of the Shares as set forth under the caption "Use of Proceeds" in the Offering Memorandum.

                      (vi) For so long as any of the Shares remain outstanding,
               the Company will furnish to the Initial Purchasers copies of all reports and other communications (financial or otherwise) furnished by the Company to the Transfer Agent or to the holders of the Shares.

                      (vii) Prior to the Closing Date, the Company will furnish
               to the Initial Purchasers, as soon as they have been prepared, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Offering Memorandum.

                      (viii) None of the Company or any of its Affiliates will
               sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) which could be integrated with the sale of the

               Shares in a manner which would require the registration under the Securities Act of the Shares.

                      (ix) None of the Company or any of its Affiliates will
               directly, or through any agent or other person acting on its or their behalf, engage in (i) any form of general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act) in connection with the offering of the Shares or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) any "directed selling efforts" (as defined in Regulation S) in respect of the Shares.

                      (x) For so long as any of the Shares constitute
               "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will make available at its expense, upon request, to any holder of such Shares and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act

                      (xi) The Company will use its best efforts to (i) permit
               the Shares to be designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the Private Offerings, Resales and Trading through Automated Linkages market (the "PORTAL Market") and (ii) permit the Shares to be eligible for clearance and settlement through the facilities of the Depository.

               6. Expenses. The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Offering Memorandum and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), issuance and delivery to the Initial Purchasers of the Shares, (v) the qualification of the Shares under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Initial Purchasers relating thereto, (vi) expenses in connection with any meetings with prospective investors in the Shares, (vii) fees and expenses of the Transfer Agent including reasonable fees and expenses of counsel, (viii) all expenses and listing fees incurred in connection with the application for quotation of the Shares on the PORTAL Market, and (ix) any fees charged by investment rating agencies for the rating of the Shares. If the sale of the Shares provided for herein is not

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                                       15



consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchasers of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company agrees to promptly reimburse the Initial Purchasers upon demand for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees, disbursements and charges of Shearman & Sterling, counsel for the Initial Purchasers) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Shares; provided, however, that the Company shall then be under no further liability to the Initial Purchasers except as provided under this Section 6 and Section 9 hereof.

               7. Conditions of the Initial Purchasers' Obligations. The obligation of the Initial Purchasers to purchase and pay for the Shares shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

               (a) On the Closing Date, the Initial Purchasers shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, of Shack & Siegel, P.C. ("Company Counsel"), counsel for the Company, in form and substance reasonably satisfactory to counsel for the Initial Purchasers. In rendering such opinion, Company Counsel may rely upon such certificates and other documents and information as it may reasonably require to pass upon such matters.

               (b) On the Closing Date, the Initial Purchasers shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, of Covington & Burling ("FCC Counsel"), FCC counsel for the Company, in form and substance reasonably satisfactory to counsel for the Initial Purchasers. In rendering such opinion, FCC Counsel may rely upon such certificates and other documents and information as it may reasonably require to pass upon such matters.

               (c) On the Closing Date, the Initial Purchasers shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchasers, of Whitman Breed Abbott & Morgan ("Tax Counsel"), tax counsel for the Company, in form and substance reasonably satisfactory to counsel for the Initial Purchasers. In rendering such opinion, Tax Counsel may rely upon such certificates and other documents and information as it may reasonably require to pass upon such matters.

               (d) On the Closing Date, the Initial Purchasers shall have received the opinion, in form and substance satisfactory to the Initial Purchasers, dated as of the Closing Date and addressed to the Initial Purchasers, of Shearman & Sterling, counsel for the Initial Purchasers, with respect to certain legal matters relating to this

        Agreement and such other related manners as the Initial Purchasers may reasonably require. In rendering such opinion, Shearman & Sterling shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

               (e) The Initial Purchasers shall have received from the Independent Accountants a comfort letter or letters dated the date hereof and the Closing Date, in form and substance satisfactory to counsel for the Initial Purchasers.

               (f) The representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Offering Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or could reasonably be expected to have a Material Adverse Effect.

               (g) The sale of the Shares hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

               (h) Subsequent to the date of the most recent financial statements in the Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), the business or operations of the Company shall not have been interfered with by fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, and the Company and its properties shall not have sustained any loss or damage, whether or not covered by insurance, as a result of any such occurrence, except any such interference, loss or damage which has not had, and could not reasonably be expected to have, a Material Adverse Effect.

               (i) The Initial Purchasers shall have received certificates of the Company, dated the Closing Date, signed on behalf of the Company by any two of its Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer and any Senior Vice President to the effect that:

                      (A) The representations and warranties of the Company
               contained in this Agreement are true and correct on and as of the date hereof and on and as of the Closing Date, and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                      (B) At the Closing Date, since the date hereof or since
               the date of the most recent financial statements in the Offering Memorandum (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known that individually or in the aggregate, has or could reasonably be expected to have a Material Adverse Effect;

                      (C) The sale of the Shares hereunder has not been enjoined
               (temporarily or permanently); and

                      (D) Such other information as the Initial Purchasers may
               reasonably request.

               (j) On the Closing Date, the Initial Purchasers shall have received the Registration Rights Agreement executed by the Company and such agreement shall be in full force and effect at all times from and after the Closing Date.

               On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such further documents, opinions, certificates, letters and schedules or agreements relating to the business, corporate, legal and financial affairs of the Company as they shall have heretofore reasonably requested from the Company.

               All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers. The Company shall furnish to the Initial Purchasers such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchasers shall reasonably request.

               8. Offering of Shares; Restrictions on Transfer. (a) The Initial Purchasers represent and warrant (as to themselves only) that they are QIBs. The Initial Purchasers have advised the Company that they propose to offer the Shares for resale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each Initial Purchaser acknowledges and agrees that the Shares have not been and, other than pursuant to the Company's obligations under the Registration Rights Agreement, will not be, registered under the Securities Act, and may not be offered or sold within the United States unless the

Shares are registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available. Each of the Initial Purchasers hereby represents and warrants and agrees with the Company (as to itself only) that (i) it has not and will not solicit offers for, or offer or sell, the Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and (ii) it has and will solicit offers for the Shares only from, and will offer the Shares only to (A) in the case of offers inside the United States, persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. persons ("Foreign Purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Shares such persons are deemed to have represented and agreed as provided under the caption "Notice to Investors" contained in the Offering Memorandum.

               (b) Each of the Initial Purchasers represent and warrant (as to itself only) with respect to offers and sales outside the United States that (i) it has and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Shares or has in its possession or distributes any Memorandum or any such other material, in all cases at its own expense; (ii) the Shares have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; (iii) it has offered the Shares and will offer and sell the Shares (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Shares, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and
(iv) it agrees that, at or prior to confirmation of sales of the Shares, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Shares from it during the restricted period a confirmation or notice to substantially the following effect:

               "The Securities covered hereby have not been registered under the United States Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of the distribution of the Securities at any time or (ii) otherwise until 40

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                                       19


               days after the later of the commencement of the offering and the closing date of the offering, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them in Regulation S."

Terms used in this Section 8 and not defined in this Agreement have the meanings given to them in Regulation S.

               9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Initial Purchasers, and their affiliates, directors, officers, agents, representatives, and employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, claims, damages or liabilities to which the Initial Purchasers or any such affiliate, director, officer, agent, representative, employee or such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

               (i) any untrue statement or alleged untrue statement of any material fact contained in the Offering Memorandum or any amendment or supplement thereto or any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or "Blue Sky" laws thereof or filed with any securities association or securities exchange (each an "Application"); or

               (ii) the omission or alleged omission to state, in the Offering Memorandum or any amendment or supplement thereto or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Initial Purchasers and each such controlling person for any reasonable legal or other expenses incurred by the Initial Purchasers or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information concerning the Initial Purchasers furnished to the Company by the Initial Purchasers specifically for use therein. The Company shall not be liable under this Section 9 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld. No Initial Purchaser shall, without the prior written consent of the Company, effect any settlement or compromise of any pending or threatened proceeding in respect of which the Company is or could have been a party, or indemnity could have been sought hereunder by the Company, unless such settlement (A) includes an unconditional written release of the Company, in form and substance reasonably satisfactory to the Company, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the Company.

               (b) The Initial Purchasers agree to indemnify and hold harmless the Company and its respective affiliates, directors, officers, agents, representatives, and employees and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such affiliate, director, officer, agent, representative, employee or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Offering Memorandum or any amendment or supplement thereto or any Application, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Offering Memorandum or any amendment or supplement thereto or any Application, or necessary to make the statements therein not misleading, in light of the circumstances under which they were made in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser, furnished to the Company by the Initial Purchasers specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other expenses incurred by the Company or any such affiliate, director, officer, agent, representative, employee or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchasers may otherwise have to the indemnified parties. The Initial Purchasers shall not be liable under this Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld. The Company shall not, without the prior written consent of the Initial Purchasers, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Initial Purchaser is or could have been a party, or indemnity could have been sought hereunder by any Initial Purchaser, unless such settlement (A) includes an unconditional written release of the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Initial Purchaser.

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                                       21


               (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve the indemnifying party from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or
(iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchasers in the case of paragraph (a) of this Section 9 or the Company in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 9, in which case the indemnified party may effect such a settlement without such consent.

               (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to, hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Shares or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company, on the one hand, and any Initial Purchaser, on the other, shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts received by such Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or such Initial Purchaser, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omissions or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Initial Purchasers agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Initial Purchaser shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that the Initial Purchasers has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each affiliate, director, officer, agent, representative or employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser with the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each affiliate, director, officer, agent, representative or employee of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, shall have the same rights to contribution as the Company.

               10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and their respective officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of their officers or directors, the Initial Purchasers or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

               11. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Company given prior to the Closing Date in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

               (i) the Company shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the judgment of the Initial Purchasers individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect, or there shall have been, in the judgment of the Initial Purchasers, any event or development that, individually or in the aggregate, has had or could reasonably be likely to have a Material Adverse Effect, except in each case as described in the Offering Memorandum (exclusive of any amendment or supplement thereto);

               (ii) trading in securities of the Company or in securities generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market shall have been suspended or minimum or maximum prices shall have been established on any such exchange or market;

               (iii) a banking moratorium shall have been declared by New York or United States authorities;

               (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or
        (C) above and in the judgment of the Initial Purchasers, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Shares as contemplated by the Offering Memorandum; or

               (v) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

               (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

               12. Information Supplied by the Initial Purchasers. The statements set forth in the last paragraph on the front cover page and in the third and fourth sentences of the third paragraph and in the seventh paragraph under the heading "Plan of Distribution" in the Offering Memorandum constitute the only information furnished by the Initial Purchasers to the Company for the purposes of Sections 2(a)(i) and 9 hereof.

               13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered to TD Securities (USA) Inc., 31 West 52nd Street, New York, New York 10019-6101,
Attention: Thomas W. Regan, Jr., Managing Director with a copy to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attention: Rohan S. Weerasinghe, Esq.; if sent to the Company, shall be mailed or delivered to the Company at 100 Park Avenue, Rockford, Illinois 61101, Attention: K. James Yager, with a copy to Shack & Siegel, P.C., 530 Fifth Avenue, New York, New York 10036,
Attention: Paul S. Goodman, Esq.

               All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

               14. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 9 of this Agreement shall also be for the benefit of each director, officer, agent, representative or employee of an Initial Purchaser and any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in
Section 9 of this Agreement shall also be for the benefit of director, officer, agent, representative or employee of the Company, their officers and any person or persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Shares from the Initial Purchasers will be deemed a successor because of such purchase.

               15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

               16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Initial Purchasers.

                                       Very truly yours,

                                       BENEDEK COMMUNICATIONS CORPORATION




                                       By:   /s/ Ronald L. Lindwall
                                          ______________________________________
                                          Name:  Ronald L. Lindwall
                                          Title: Senior Vice President--Finance



The foregoing Agreement is
hereby confirmed and accepted
as of the date first above written.

TD SECURITIES (USA) INC.



By:  /s/ Thomas W. Regan, Jr.
   _______________________________
   Name:  Thomas W. Regan, Jr.
   Title: Managing Director

BT ALEX. BROWN INCORPORATED



By:  /s/ Douglas Clarisse
   _______________________________
   Name:  Douglas Clarisse
   Title: Vice President

                                                                      SCHEDULE 1


Initial Purchasers                                                   Number of Shares
------------------                                                   ----------------


TD Securities (USA) Inc..........................................                75,000
BT Alex. Brown Incorporated......................................                25,000
                                                                     ------------------
        Total....................................................               100,000

